UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2016

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
343 State Street Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 15, 2016, Eastman Kodak Company (the “Company”) issued a press release describing its fourth quarter and full year 2015 financial results.  A copy of the press release is furnished as Exhibit (99.1) to this report.

Within the Company’s press release, reference is made to the following non-GAAP financial measures:

  Operational EBITDA;
  Improvement in Operating Expenses (Operational Selling, General and Administrative expenses and Operational Research and Development expenses);
  Change in revenues on a constant currency basis; and
  Change in Operational EBITDA on a constant currency basis.

The Company believes that these non-GAAP financial measures represent important internal measures of performance as used by the Company’s management. Accordingly, they are provided with the belief that this information will assist in properly assessing the underlying performance of the Company. In addition, the Company’s management believes that the presentation of the non-GAAP financial measures allows the user of the information to assess the Company’s financial results on a more comparable basis.  Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K.

Item 7.01	Regulation FD Disclosure

On March 15, 2016, the Company announced strategic and product decisions regarding its Enterprise Inkjet and silver metal mesh touch sensor businesses.  A copy of the press release is furnished as Exhibit (99.2) to this report.

The information set forth in this Item 7.01 and the attached Exhibit (99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities in that section.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

(99.1)	Press release issued March 15, 2016, regarding the Company’s fourth quarter and full year 2015 financial results furnished with this document.

(99.2)	Press release issued March 15, 2016, regarding the Company’s announcement of strategic and product decisions regarding its Enterprise Inkjet and silver metal mesh touch sensor businesses furnished with this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Eric Samuels
Eric Samuels
Chief Accounting Officer and Corporate Controller
Eastman Kodak Company

Date:	March 15, 2016

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)	Press release issued March 15, 2016, regarding the Company’s fourth quarter and full year 2015 financial results furnished with this document.

(99.2)	Press release issued March 15, 2016, regarding the Company’s announcement of strategic and product decisions regarding its Enterprise Inkjet and silver metal mesh touch sensor businesses furnished with this document.